EXHIBIT 99.2
                                 ------------

                       The Confirmation, dated as of March 28, 2006.

                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:       March 31, 2006

TO: The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA3 (the "Trustee") ("Party B")
            101 Barclay Street, 8W,
            New York, New York 10286,
            Attention: Corporate Trust Administration, CWALT, Series 2006-OA3

FROM:       Swiss Re Financial Products Corporation ("Party A")

RE:         CORRIDOR TRANSACTION - The LIBOR Certificates

Our Reference Number: 841288

Dear Sir or Madam:

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA3 and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Grenada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA3.

SRFP Cap Confirmation                                                         1
Ref No.:  841288

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction


2. The terms of the particular Transaction to which this Confirmation relates are as follows:


    Notional Amount:                       As  set   forth   in   the   Attached
                                           Schedule, Schedule A.

    Trade Date:                            March 28, 2006

    Effective Date:                        February 25, 2009

    Termination Date:                      May 25, 2015, subject to adjustment
                                           in accordance with the Following
                                           Business Day Convention.
Fixed Amounts:

    Fixed Rate Payer:                      Party B; provided that the payment
                                           of the Fixed Amount to Party A shall
                                           be made on behalf of Party B by
                                           Deutsche Bank Securities Inc. from
                                           the proceeds of the sale of the
                                           Certificates.


SRFP Cap Confirmation                                                         2
Ref No.:  841288

    Fixed Rate Payer Payment Date:         March 31, 2006

    Fixed Amount:                          USD 1,315,000

Floating Amounts:

    Floating Rate Payer:                   Party A

    Cap Rate I:                            See attached Schedule A under the
                                           column "Cap Rate I (%)"

    Scale Factor:                          250

    Floating Rate Payer Period End Dates: The 25th day of each month of each year, subject to adjustment in accordance with the Following
                                           Business Day Convention.

    Floating Rate Payer Payment Dates:     Two (2) Business Days prior to each
                                           Period End Date, commencing on March
                                           23, 2009

    Floating Rate Payer Payment Amount:    Notional Amount times Scale Factor
                                           times Floating Rate Day Count
                                           Fraction times (the greater of (a)
                                           zero and (b) Floating Rate Option
                                           minus the Cap Rate)

    Floating Rate Option:                  USD-LIBOR-BBA, provided, however,
                                           for any Calculation Period, if the
                                           Floating Rate Option is greater than
                                           the  rate set forth opposite such
                                           Calculation Period as set forth in
                                           Schedule A under the heading Cap
                                           Rate II (%), then the Floating Rate
                                           for such Calculation Period shall be
                                           deemed to be such rate.

    Designated Maturity:                   One month

    Spread:                                None

    Floating Rate Day Count Fraction:      Actual/360

    Reset Dates:                           The first day of each Calculation
                                           Period.
    Compounding:                           Inapplicable

Business Days for payment:                 New York

SRFP Cap Confirmation                                                         3
Ref No.:  841288

Calculation Agent:                         Party A; provided, however, that if
                                           an Event of Default occurs with
                                           respect to Party A, then Party B
                                           shall be entitled to appoint a
                                           financial institution which would
                                           qualify as a Reference Market-maker
                                           to act as Calculation Agent (such
                                           financial institution subject to
                                           Party A's consent).


3.    Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4.    Account Details:

      Account for payments to Party A:   JPMorgan Chase Bank
                                         SWIFT: CHASUS33
                                         Account of: Swiss Re Financial Products
                                         Account No.: 066-911184
                                         ABA# 021000021

      Account for payments to Party B:   The Bank of New York
                                         New York, NY
                                         ABA # 021-000-018
                                         GLA # 111-565
                                         For Further Credit:  TAS A/C 580198
                                         Attn:  Arthur Rea
                                         (212)-815-4800

5.    Offices:

      The Office of Party A for
        this Transaction is:             New York, NY

      The Office of Party B for
        this Transaction:                New York, NY

6. Party A agrees to the following: (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Transaction solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Transaction, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.


SRFP Cap Confirmation                                                         4
Ref No.:  841288

7. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

 Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

                   Swiss Re Financial Products Corporation
                        Attention: Derivatives Documentation
                     Fax: (917) 322-7201 Phone: (212) 407-7322


Swiss Re Financial Products           Accepted and confirmed as of the date
Corporation                           first written:

                                      The Bank of New York, not in its
                                      individual capacity but solely as
                                      trustee on behalf of the Supplemental
                                      Interest Trust for CWALT, Inc.
                                      Alternative Loan Trust 2006-OA3



By: /s/ Linda Singer                  By: /s/ Cirino Emanuele
------------------------------------  ---------------------------------------

Name: Linda Singer                    Name:   Cirino Emanuele
------------------------------------          -------------------------------

Title: Authorized Signatory           Title:  Assistant Vice President
------------------------------------          -------------------------------




SRFP Cap Confirmation                                                         5
Ref No.:  841288

Schedule A to the Confirmation dated as March 31, 2006
Re: Reference Number: 841288

Between Swiss Re Financial Products Corporation and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA3.

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

  ----------------------------------------------------------------------------
  From and including To but excluding       Notional     Cap Rate    Cap Rate
                                          Amount (USD)     I (%)      II (%)
  ----------------------------------------------------------------------------
  February 25, 2009  March 25, 2009       1,440,675.12      6.12       7.71
  ----------------------------------------------------------------------------
  March 25, 2009     April 25, 2009       1,410,294.52      6.12       7.71
  ----------------------------------------------------------------------------
  April 25, 2009     May 25, 2009         1,380,420.37      6.12       7.69
  ----------------------------------------------------------------------------
  May 25, 2009       June 25, 2009        1,351,150.07      6.12       7.68
  ----------------------------------------------------------------------------
  June 25, 2009      July 25, 2009        1,322,512.92      6.12       7.67
  ----------------------------------------------------------------------------
  July 25, 2009      August 25, 2009      1,294,494.97      6.12       7.65
  ----------------------------------------------------------------------------
  August 25, 2009    September 25, 2009   1,267,082.62      6.12       7.63
  ----------------------------------------------------------------------------
  September 25, 2009 October 25, 2009     1,240,262.51      6.12       7.61
  ----------------------------------------------------------------------------
  October 25, 2009   November 25, 2009    1,214,019.41      6.12       7.57
  ----------------------------------------------------------------------------
  November 25, 2009  December 25, 2009    1,188,339.02      6.12       7.53
  ----------------------------------------------------------------------------
  December 25, 2009  January 25, 2010     1,163,212.93      6.12       7.48
  ----------------------------------------------------------------------------
  January 25, 2010   February 25, 2010    1,138,582.66      6.12       7.43
  ----------------------------------------------------------------------------
  February 25, 2010  March 25, 2010       1,114,079.92      6.12       7.38
  ----------------------------------------------------------------------------
  March 25, 2010     April 25, 2010       1,090,018.65      6.12       7.32
  ----------------------------------------------------------------------------
  April 25, 2010     May 25, 2010         1,065,684.79      6.12       7.26
  ----------------------------------------------------------------------------
  May 25, 2010       June 25, 2010        1,041,261.79      6.12       7.19
  ----------------------------------------------------------------------------
  June 25, 2010      July 25, 2010        1,017,273.91      6.12       7.11
  ----------------------------------------------------------------------------
  July 25, 2010      August 25, 2010       993,835.43       6.12       7.03
  ----------------------------------------------------------------------------
  August 25, 2010    September 25, 2010    970,787.22       6.12       6.93
  ----------------------------------------------------------------------------
  September 25, 2010 October 25, 2010      947,738.47       6.12       6.83
  ----------------------------------------------------------------------------
  October 25, 2010   November 25, 2010     925,203.35       6.12       6.73
  ----------------------------------------------------------------------------
  November 25, 2010  December 25, 2010     903,069.16       6.22       6.63
  ----------------------------------------------------------------------------
  December 25, 2010  January 25, 2011      881,445.14       6.35       6.50
  ----------------------------------------------------------------------------
  January 25, 2011   February 25, 2011     860,289.88       6.42       6.57
  ----------------------------------------------------------------------------
  February 25, 2011  March 25, 2011        839,429.32       6.50       6.65
  ----------------------------------------------------------------------------
  March 25, 2011     April 25, 2011        819,071.32       6.57       6.72
  ----------------------------------------------------------------------------
  April 25, 2011     May 25, 2011          799,126.99       6.64       6.79
  ----------------------------------------------------------------------------
  May 25, 2011       June 25, 2011         779,565.40       6.72       6.87
  ----------------------------------------------------------------------------
  June 25, 2011      July 25, 2011         760,477.49       6.79       6.94
  ----------------------------------------------------------------------------
  July 25, 2011      August 25, 2011       741,807.27       6.86       7.01
  ----------------------------------------------------------------------------
  August 25, 2011    September 25, 2011    723,590.82       6.94       7.09
  ----------------------------------------------------------------------------
  September 25, 2011 October 25, 2011      705,817.18       7.01       7.16
  ----------------------------------------------------------------------------
  October 25, 2011   November 25, 2011     688,475.68       7.08       7.23
  ----------------------------------------------------------------------------
  November 25, 2011  December 25, 2011     671,555.88       7.15       7.30
  ----------------------------------------------------------------------------
  December 25, 2011  January 25, 2012      655,021.39       7.23       7.38
  ----------------------------------------------------------------------------
  January 25, 2012   February 25, 2012     638,889.57       7.30       7.45
  ----------------------------------------------------------------------------
  February 25, 2012  March 25, 2012        623,142.76       7.37       7.52
  ----------------------------------------------------------------------------

SRFP Cap Confirmation                                                         6
Ref No.:  841288

  ----------------------------------------------------------------------------
  March 25, 2012     April 25, 2012        607,777.41       7.45       7.60
  ----------------------------------------------------------------------------
  April 25, 2012     May 25, 2012          592,783.32       7.54       7.71
  ----------------------------------------------------------------------------
  May 25, 2012       June 25, 2012         578,154.58       7.54       7.82
  ----------------------------------------------------------------------------
  June 25, 2012      July 25, 2012         563,882.67       7.54       7.94
  ----------------------------------------------------------------------------
  July 25, 2012      August 25, 2012       549,958.94       7.54       8.04
  ----------------------------------------------------------------------------
  August 25, 2012    September 25, 2012    536,374.98       7.54       8.14
  ----------------------------------------------------------------------------
  September 25, 2012 October 25, 2012      523,122.57       7.54       8.23
  ----------------------------------------------------------------------------
  October 25, 2012   November 25, 2012     510,193.67       7.54       8.31
  ----------------------------------------------------------------------------
  November 25, 2012  December 25, 2012     497,580.46       7.54       8.41
  ----------------------------------------------------------------------------
  December 25, 2012  January 25, 2013      485,275.28       7.54       8.50
  ----------------------------------------------------------------------------
  January 25, 2013   February 25, 2013     473,270.70       7.54       8.56
  ----------------------------------------------------------------------------
  February 25, 2013  March 25, 2013        461,559.41       7.54       8.62
  ----------------------------------------------------------------------------
  March 25, 2013     April 25, 2013        450,134.32       7.54       8.69
  ----------------------------------------------------------------------------
  April 25, 2013     May 25, 2013          438,987.48       7.54       8.74
  ----------------------------------------------------------------------------
  May 25, 2013       June 25, 2013         428,112.92       7.54       8.79
  ----------------------------------------------------------------------------
  June 25, 2013      July 25, 2013         417,504.31       7.54       8.83
  ----------------------------------------------------------------------------
  July 25, 2013      August 25, 2013       407,155.20       7.54       8.85
  ----------------------------------------------------------------------------
  August 25, 2013    September 25, 2013    397,059.29       7.54       8.88
  ----------------------------------------------------------------------------
  September 25, 2013 October 25, 2013      387,210.46       7.54       8.90
  ----------------------------------------------------------------------------
  October 25, 2013   November 25, 2013     377,602.70       7.54       8.89
  ----------------------------------------------------------------------------
  November 25, 2013  December 25, 2013     368,230.18       7.54       8.90
  ----------------------------------------------------------------------------
  December 25, 2013  January 25, 2014      359,087.18       7.54       8.90
  ----------------------------------------------------------------------------
  January 25, 2014   February 25, 2014     350,168.13       7.54       8.88
  ----------------------------------------------------------------------------
  February 25, 2014  March 25, 2014        341,467.61       7.54       8.86
  ----------------------------------------------------------------------------
  March 25, 2014     April 25, 2014        332,980.30       7.54       8.84
  ----------------------------------------------------------------------------
  April 25, 2014     May 25, 2014          324,700.21       7.54       8.81
  ----------------------------------------------------------------------------
  May 25, 2014       June 25, 2014         316,622.94       7.54       8.77
  ----------------------------------------------------------------------------
  June 25, 2014      July 25, 2014         308,743.78       7.54       8.72
  ----------------------------------------------------------------------------
  July 25, 2014      August 25, 2014       301,057.90       7.54       8.68
  ----------------------------------------------------------------------------
  August 25, 2014    September 25, 2014    293,560.63       7.54       8.63
  ----------------------------------------------------------------------------
  September 25, 2014 October 25, 2014      286,244.83       7.54       8.56
  ----------------------------------------------------------------------------
  October 25, 2014   November 25, 2014     279,108.67       7.54       8.47
  ----------------------------------------------------------------------------
  November 25, 2014  December 25, 2014     272,147.80       7.54       8.38
  ----------------------------------------------------------------------------
  December 25, 2014  January 25, 2015      265,357.95       7.54       8.30
  ----------------------------------------------------------------------------
  January 25, 2015   February 25, 2015     258,734.96       7.54       8.20
  ----------------------------------------------------------------------------
  February 25, 2015  March 25, 2015        252,274.77       7.54       8.10
  ----------------------------------------------------------------------------
  March 25, 2015     April 25, 2015        245,973.42       7.54       8.01
  ----------------------------------------------------------------------------
  April 25, 2015     May 25, 2015          239,826.88       7.54       7.90
  ----------------------------------------------------------------------------





SRFP Cap Confirmation                                                         7
Ref No.:  841288

Schedule B to the Confirmation dated as of March 31, 2006
Re: Reference Number: 841288


Between Swiss Re Financial Products Corporation ("Party A") and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA3 ("Party B).

 Part 1. Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of the
    Agreement:

     Section 5(a)(v):   None.
     Section 5(a)(vi):  None.
     Section 5(a)(vii): None.
     Section 5(b)(iv):  None.

     and in relation to Party B for the purpose of the Agreement:

     Section 5(a)(v):    None.
     Section 5(a)(vi):   None.
     Section 5(a)(vii):  None.
     Section 5(b)(iv):   None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Bankruptcy" provision of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Party B.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(k) Payments on Early Termination. For the purpose of Section 6(e) of the
    Agreement:


SRFP Cap Confirmation                                                         8
Ref No.:  841288

    (i) Market Quotation will apply; and
    (ii) The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

(m) "Additional Termination Event" will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in Part 5(m) hereof..

Part 2. Tax Representations.

    Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

    It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

    Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

      (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

      (ii) Party B represents that it is a Trustee under the Pooling and Servicing Agreement.


Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

--------------------------------------------------------------------------------
Party Required to     Form/Document/Certificate                Date by Which
Deliver Document                                              to be Delivered
--------------------------------------------------------------------------------
  Party A and       Any form or document required or         Promptly upon
  Party B           reasonably requested to allow the other  reasonable
                    party to make payments under the         Demand by the other
                    Agreement without any deduction or       party.
                    withholding for or on account of any
                    Tax, or with such deduction or
                    withholding at a reduced rate.
--------------------------------------------------------------------------------


SRFP Cap Confirmation                                                         9
Ref No.:  841288

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

--------------------------------------------------------------------------------
Party required to   Form/Document/or       Date by which to   Covered by
deliver             Certificate            be delivered       Section 3(d)
                                                              representation
--------------------------------------------------------------------------------
Party A             Certified copy of the  Concurrently with  Yes
                    Board of Directors     the execution and
                    resolution (or         delivery of the
                    equivalent             Confirmation.
                    authorizing
                    documentation) which
                    sets forth the
                    authority of each
                    signatory to the
                    Confirmation signing
                    on its behalf and the
                    authority of such
                    party to enter into
                    Transactions
                    contemplated and
                    performance of its
                    obligations
                    hereunder.
--------------------------------------------------------------------------------

Party A and Party B Incumbency Certificate Concurrently with  Yes
                    (or, if available the  the execution and
                    current authorized     delivery of the
                    signature book or      Confirmation unless
                    equivalent             previously
                    authorizing            delivered and still
                    documentation)         in full force and
                    specifying the names,  effect.
                    titles, authority and
                    specimen signatures
                    of the persons
                    authorized to execute
                    the Confirmation
                    which sets forth the
                    specimen signatures
                    of each signatory to
                    the Confirmation
                    signing on its
                    behalf.

--------------------------------------------------------------------------------

Party A             The Guaranty of Swiss  Concurrently with  No
                    Reinsurance Company    the execution and
                    ("Swiss Re"), dated    delivery of the
                    as of the date         Confirmation.
                    hereof, issued by
                    Swiss Re as Party A's
                    Credit Support
                    Provider (in the form
                    annexed hereto as
                    Exhibit A).
--------------------------------------------------------------------------------
Party B             The Pooling and        Concurrently with  No
                    Servicing Agreement.   the execution and
                                           delivery of the
                                           Confirmation.


--------------------------------------------------------------------------------

SRFP Cap Confirmation                                                         10
Ref No.:  841288

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

     Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

     Party A appoints as its Process Agent: None.
     Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

     Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

      (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

SRFP Cap Confirmation                                                         11
Ref No.:  841288

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)   Fully-paid Party Protected.

      Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)   Proceedings.

      Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWALT, Inc. Alternative Loan Trust 2006-OA3, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWALT, Inc. Alternative Loan Trust 2006-OA3, Mortgage Pass-Through Certificates, The LIBOR Certificates (the "Securities").

(g)   Transfer, Amendment and Assignment.

      No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless
      (i) each party has given prior written consent to the other party, (ii) each of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), have been provided prior notice of such modification and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Securities.

(g)   Set-off.

      The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(h)   Section 1(c)

      For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(i)  [Reserved]

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(j)   Rating Agency Downgrade

      If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within
      (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex within (30) days of such Ratings Event and subject to Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") prior written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities. For avoidance of doubt, a downgrade of the rating on the Securities could occur in the event that Party A does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to Party A (or any applicable credit support provider), in the event that either
      (i) its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P and at least "P-1" by Moody's, (ii) its long-term unsecured and unsubordinated debt ceases to be rated at least "A2" by Moody's or (iii) if no short-term rating is available from Moody's, the unsecured, long-term senior debt obligations of Party A ceases to be rated "A1" by Moody's (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of S&P and Moody's has reconfirmed the ratings of the Securities, as applicable, which was in effect immediately prior thereto).

      If Party A's (or any applicable credit support provider's) (i) long-term unsecured and unsubordinated debt rating ceases to be rated "BBB-" by S&P or is withdrawn by S&P or ceases to be rated "A3" or below by Moody's or (ii) its short-term debt rating ceases to be rated "P-2" or below by Moody's , then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within (10) business days that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Confirmation and (ii) with respect to a downgrade of a rating from Moody's, immediately deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex and subject to Moody's Investors Service, Inc. ("Moody's") prior written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities.

      (k)   Additional Termination Event

      Additional Termination Event will apply if Party A has not complied with clause (j) above, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(l)   Amendment to ISDA Form.

      The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(m)   Regulation AB Compliance.

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

      Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.


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

                                                                       Exhibit A
                                                                       ---------

                                   GUARANTY
                                   --------

To: The Bank of New York, not in its individual capacity but solely as trustee for the CWALT, Inc. Alternative Loan Trust 2006-OA3, Mortgage
Pass-Through Certificates, Series 2006-OA3 (The LIBOR Certificates) (the "Rated Securities") pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2006, among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Grenada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 841288) dated as of March 31, 2006 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE

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

GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 31st day of March, 2006.



                                        SWISS REINSURANCE COMPANY


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